Petco Announces Pricing of its $600,000,000 Offering of Senior Secured Notes

SAN DIEGO, January 22, 2026 – Petco (Nasdaq: WOOF) today announced the pricing of its previously announced senior secured notes offering and has agreed to issue and sell $600,000,000 in aggregate principal amount of new senior secured notes due on February 1, 2031, which will bear interest at a rate of 8.250% per annum (the “notes”). Completion of the notes offering is expected to occur on February 2, 2026 and is subject to, among other things, customary closing conditions.

Petco intends to use the net proceeds from the sale of the notes, together with borrowings under a new term loan facility and cash on hand, to repay in full its existing term loan facility, to pay related fees and expenses, and for general corporate purposes.

The notes will be guaranteed by Petco’s subsidiaries that guarantee its credit facilities (the “guarantors”) and will be secured on a first-lien priority basis by security interests granted in Petco’s and the guarantors’ fixed assets and on a second-lien priority basis by security interests granted in Petco’s and the guarantors’ current assets. The notes and the related guarantees will be: effectively senior to any of Petco’s and the guarantors’ existing and future unsecured indebtedness and indebtedness secured by liens junior to the liens securing the notes, in each case, to the extent of the value of the collateral; effectively equal to all of Petco’s and the guarantors’ senior indebtedness secured on the same priority basis as the notes; effectively subordinated to any existing and future secured indebtedness of Petco and the guarantors that is secured by liens on assets that do not constitute collateral to the extent of the value of the assets securing such indebtedness; and effectively subordinated to any existing and future senior-priority lien indebtedness of Petco and the guarantors, to the extent of the value of the current asset collateral securing such obligations.

The notes to be offered will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any other state securities laws. As a result, they may not be offered or sold in the United States or to any U.S. persons, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, the notes will be offered only to persons reasonably believed to be “qualified institutional buyers” under Rule 144A of the Securities Act or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. A confidential offering memorandum for the notes will be made available to such eligible persons. The offering will be conducted in accordance with the terms and subject to the conditions set forth in such offering memorandum.

This press release is neither an offer to sell nor a solicitation of an offer to buy, nor shall there be any sale of, these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Petco

We’re proud to be “where the pets go” to find everything they need to live their best lives for more than 60 years — from their favorite meals and toys, to trusted supplies and expert support from people who get it, because we live it. We believe in the universal truths of pet parenthood — the boundless boops, missing slippers, late night zoomies and everything in between. And we’re here for it. Every tail wag, every vet visit, every step of the way. We nurture the pet-human bond in the aisles of more than 1,500 Petco stores across the U.S., Mexico and Puerto Rico. Customers experience our exclusive selection of pet care products, services, expertise and membership offerings in stores and online at petco.com, and on the Petco app. In 1999, we founded Petco Love. Together, we support thousands of local animal welfare groups nationwide, and have helped find homes for over 7 million animals through in-store adoption events.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements that are not statements of historical fact, including, but not limited to, the completion of the offering of the notes, the intended use of proceeds from the notes and the expected terms of the notes. Such forward-looking statements can generally be identified by the use of forward-looking terms such as “believes,” “may,” “intends,” “will,” “shall,” or the negative thereof or other variations thereon or comparable terminology. Although Petco believes that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to be correct or that any forward-looking results will occur or be realized. Nothing contained in this press release is, or should be relied upon as, a promise or representation or warranty as to any future matter. All forward-looking statements are based on current expectations and assumptions about future events that may or may not be correct or necessarily take place and that are by their nature subject to significant uncertainties and contingencies, many of which are outside the control of Petco. Forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results or events to differ materially from the potential results or events discussed in the forward-looking statements, including, without limitation, those identified in this press release as well as the following: (i) increased competition (including from multi-channel retailers, mass and grocery retailers, and e-Commerce providers); (ii) reduced consumer demand for our products and/or services; (iii) our reliance on key vendors; (iv) our ability to attract and retain qualified employees; (v) risks arising from statutory, regulatory and/or legal developments; (vi) macroeconomic pressures in the markets in which we operate, including inflation, prevailing interest rates and the impact of tariffs; (vii) failure to effectively manage our costs; (viii) our reliance on our information technology systems; (ix) our ability to prevent or effectively respond to a data privacy or security breach; (x) our ability to effectively manage or integrate strategic ventures, alliances or acquisitions and realize the anticipated benefits of such transactions; (xi)

economic or regulatory developments that might affect our ability to provide attractive promotional financing; (xii) business interruptions and other supply chain issues; (xiii) catastrophic events, political tensions, conflicts and wars (such as the ongoing conflicts in Ukraine and the Middle East), health crises, and pandemics; (xiv) our ability to maintain positive brand perception and recognition; (xv) product safety and quality concerns; (xvi) changes to labor or employment laws or regulations; (xvii) our ability to effectively manage our real estate portfolio; (xviii) constraints in the capital markets or our vendor credit terms; (xix) changes in our credit ratings; (xx) impairments of the carrying value of our goodwill and other intangible assets; (xxi) our ability to successfully implement our operational adjustments, achieve the expected benefits of our cost action plans and drive improved profitability (xxii) our ability to deliver sustainable, profitable growth and (xxiii) the other risks, uncertainties and other factors identified under “Risk Factors” and elsewhere in Petco’s Securities and Exchange Commission filings. The occurrence of any such factors could significantly alter the results set forth in these statements.

Petco cautions that the foregoing list of risks, uncertainties and other factors is not complete, and forward-looking statements speak only as of the date they are made. Petco undertakes no duty to update publicly any such forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

Investor Contact:
Roxanne Meyer, InvestorRelations@petco.com

Media Contact:
Lisa Stark, pressinquiries@petco.com